Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent events
Note 23 Subsequent Events
On January 6, 2020, TDS entered into an unsecured $200 million senior term loan credit agreement. As of February 25, 2020, no borrowings have been made under the agreement. The term loan may be drawn in one or more advances by the one-year anniversary of the date of the agreement; amounts not drawn by that time will cease to be available. The maturity date of the term loan is January 6, 2027 and would accelerate in the event of a change in control.
The term loan is available for general corporate purposes, including working capital and capital expenditures. The continued availability of the term loan facility requires TDS to comply with certain negative and affirmative covenants, maintain certain financial ratios and make representations regarding certain matters at the time of each borrowing.